Exhibit 99.1

Contact:
Wuhan General Group (China), Inc.
Mr. Philip Lo, CFO
Phone: + 86-27-5970-0067 (China)
Email: philip.lo@wuhangeneral.com
www.wuhangeneral.com

CCG Investor Relations Inc.
Ms. Linda Salo, Sr. Financial Writer
Phone: +1-646-922-0894 (New York)
Email: linda.salo@ccgir.com

Mr. Crocker Coulson, President
Phone: +1-646-213-1915 (New York)
Email: crocker.coulson@ccgir.com
www.ccgirasia.com

For Immediate Release

Wuhan General Provides Preliminary Results for the Third Quarter 2010; Announces Conference Call to Discuss Results

Wuhan, Hubei Province, P.R.C. November 10, 2010 – Wuhan General Group (China), Inc. (Nasdaq: WUHN) ("Wuhan General" or the "Company"), a leading manufacturer of industrial blowers and turbines in China, operating through its subsidiaries, Wuhan Blower Co., Ltd. (“Wuhan Blower”), Wuhan Generating Equipment Co., Ltd. (“Wuhan Generating”) and Wuhan Sungreen Environment Protection Equipment Co., Ltd. (“Wuhan Sungreen”), today announced preliminary third quarter 2010 financial results.

For the three months ended September 30, 2010, the Company expects to report total unaudited net revenue of $28.8 million, compared with $24.7 million in the third quarter 2009, and unaudited net income of $1.8 million, or $0.05 per diluted share, compared with $3.0 million, or $0.08 per diluted share for the same period last year.

The Company expects to report complete results for the three months ended September 30, 2010 by November 15, 2010. The Company will host a conference call to discuss its financial results on Tuesday, November 16, 2010 at 8:00 am EST. To participate in the live conference call, please use the following information to access the call five to ten minutes prior to the start of the call:

Participant Dial-In: +1 (877) 409 – 5551
International Dial-In: +1 (702) 894 - 2407
Passcode: 24704387

A replay of the conference call will be available for 14 days starting from 11:00 am EST on Tuesday, November 16, 2010. To access the replay, call +1 (800) 642-1687. International callers should call +1 (706) 645-9291. The passcode is 24704387.

About Wuhan General Group (China), Inc.

Through its subsidiaries, Wuhan Blower, Wuhan Generating and Wuhan Sungreen, Wuhan General is a leading manufacturer of industrial blowers and turbines in China and the Company is based in Wuhan, Hubei Province, China. Wuhan Blower is a China-based manufacturer of industrial blowers that are principal components of steam-driven electrical power generation plants. Wuhan Generating is a China-based manufacturer of industrial steam and water turbines used for electricity generation in coal, oil, nuclear and hydroelectric power plants. Wuhan Sungreen manufactures silencers, connectors and other general parts for industrial blowers and electrical equipment and produces general machinery equipment. The Company's primary customers are from the iron and steel, power generation, petrochemical and other industries. Led by a strong management team, Wuhan General is well recognized for its technological sophistication and quality construction of blowers and turbines. For more information, please visit http://www.wuhangeneral.com .

Safe Harbor Statement

Certain statements in this press release, including statements regarding our preliminary third quarter 2010 financial results may be forward-looking in nature or “forward-looking statements,” as defined by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties, including all business uncertainties relating to vulnerability of our business to general economic downturn, operating in the People’s Republic of China (PRC) generally and the potential for changes in the laws of the PRC that affect our operations, our failure to meet or timely meet contractual performance standards and schedules, our ability to comply with financial covenants in our loan agreement with Standard Chartered and other factors that may cause actual results to be materially different from those described in such forward-looking statements. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Wuhan General’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting Wuhan General will be those anticipated by the Company. Wuhan General undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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